DIRECTORS   JOHN C. ATWATER
                RICHARD J. BRADSHAW
                OTTO W. BUTZ
                MARYELLIE K. MOORE
                WENDELL G. VAN AUKEN
                JAMES C. VAN HORNE
                  Chairman
     OFFICERS   JOHN T. PACKARD
                  President
                DANIEL PIERCE
                  Vice President
                EDWARD J. O'CONNELL
                  Vice President and
                  Assistant Treasurer
                THOMAS F. McDONOUGH
                  Vice President and
                  Secretary
                PAMELA A. McGRATH
                  Vice President and
                  Treasurer
                KATHRYN L. QUIRK
                  Vice President and
                  Assistant Secretary
                STEPHEN A. WOHLER
                  Vice President
                MARK S. BOYADJIAN
                  Vice President

   INVESTMENT   Scudder, Stevens & Clark, Inc.
      MANAGER   101 California Street, Suite 4100
                San Francisco, CA 94111
     TRANSFER   State Street Bank and Trust
        AGENT     Company
                P.O. Box 8209
                Boston, MA 02266-8200
    CUSTODIAN   Chase Manhattan Bank, N.A.
                4 Chase Metro Tech Center
                18th Floor
                Brooklyn, NY 11245
LEGAL COUNSEL   Howard, Rice, Nemerovski,
                  Canady, Falk & Rabin
                Three Embarcadero Center
                Seventh Floor
                San Francisco, CA 94111

  INDEPENDENT   Ernst & Young LLP
     AUDITORS   200 Clarendon Street
                Boston, MA 02116



MONTGOMERY STREET INCOME SECURITIES

ANNUAL REPORT
DECEMBER 31, 1996





SCUDDER



Investment Adviser

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191


Dear Shareholder:

The portfolio of Montgomery Street Income Securities, Inc. (the Fund) produced a total return based on net asset value (NAV) of 4.15% for the quarter ended December 31, 1996. The NAV per share at year end was $19.54, a slight increase from $19.53 at the end of September as a result of a moderate rise in bond prices, offset by dividend payments of $0.34 per share in October and $0.37 per share in December. The total return of the Fund for the fourth quarter was higher than that of the unmanaged Lehman Brothers Aggregate Bond Index, an index we use for comparative purposes, which had a total return of 3.00%. For the entire year, the Fund's total return of 6.08% also compares favorably to the Lehman Brothers Aggregate Bond Index total return of 3.63%. The market price of the Fund's shares, which trade on the New York Stock Exchange, was $17.375 on December 31, 1996 compared to $17.25 at the beginning of the quarter, reflecting a decrease in the discount of the market value to the NAV to 11.1%. As of January 31, 1997 the discount has further narrowed to 9.0%.

On December 6, 1996 the Board of Directors declared a $0.37 per share dividend payable on December 31, 1996 to shareholders of record on December 17, 1996. The amount of this dividend is $0.03 higher than the previous two dividends and represents the distribution of excess accumulation at year end.

Economic Conditions

During 1996 the Federal Reserve Board made only one target funds rate adjustment, and that was on January 31, a quarter point reduction. The cut was made in an effort to jump-start the economy and avoid a recession. Greenspan's February comments depicting strong economic trends and the stunning surge in February employment payrolls, reported in early March, changed the perception of the economic picture entirely. The Fed took on a bias toward a more restrictive policy in its July meeting and has maintained that bias through the beginning of 1997. Fed members remain concerned about a possible uptick in inflation, focusing on the labor markets, which appear to have little slack. Wage increases have been a continued concern but have yet to flow through to bottom line inflation. CPI for 1996 came in at 3.3%, including food and energy, and 2.6%, excluding these more volatile commodities.

The fourth quarter saw a resumption of moderate economic growth, from the slower growth seen during the third quarter. It appears that the slowing economic trend we questioned in our previous letter has not taken hold. Investors are now concerned about accelerating economic growth, although in our view any domestic strength will be tempered by the doldrums overseas. We reiterate that the economic expansion is mature by any measure, with the consumer overextended, but it will probably take a crack in the stock market euphoria to alter investor perceptions. As the dollar has advanced vs. the yen and deutschmark, the expectations of continued strong foreign central bank purchases of Treasuries are fading. Although it remains unlikely that the foreign central banks will be net sellers of Treasuries soon, many feel that the dollar run has gone on long enough.

Market Conditions

The rally following the third quarter economic respite carried on through November, but more recent evidence of economic strength caused bonds to finish the year on a weaker note. With the exception of the negative return registered in 1994, 1996 ended up being the worst year for the U.S. bond market since 1987.

For the year, broad bond indices underperformed cash investments and were hardly visible when compared to larger company equity returns. The bulk of the bond market pain was felt in the first half of the year, as market participants adjusted from expectations of a weakening global economy and easy Federal Reserve posture to a more positive economic picture and restrictive Fed. The latter half of the year saved the bond market from a repeat of 1994. Interest rates were unchanged over the third quarter, and declined 26 basis points, on average, over the fourth quarter. A substantial slowing of the economy during the third quarter, along with expectations for growth continuing at a moderate pace into 1997 and subdued price inflation readings, brought about the partial reversal of the first half-year bludgeoning.

The fourth quarter was not all pleasure for bond market participants though. The first half of December saw rates rise almost 40 basis points as the market wobbled to the twin punches of Fed Chairman Greenspan's "irrational exuberance" comment during a dinner speech, referring to rising equity valuations, and a Wall Street Journal article questioning future substantive Japanese participation in U.S. Treasury auctions.

The low yield on the long bond for the year was 5.92%, registered on the year's first trading day, and the high was reached twice around the start of summer at 7.16%. The long bond ended the year with a yield of 6.64% (see table below). In yield terms, the most volatile maturity range for Treasuries over the year was in the three to five year area. Peak-to-trough yields covered over 170 basis points in this maturity range.

                         U.S. Treasury Interest Rates

-----------------------------------------------------------------------------------------------------------

                           Yields                   4th Quarter 1996                     1996
                           ------                   ----------------                     ----
                                                                 Total                          Total
                  9/30/96        12/31/96          Yield        Return           Yield          Return
 Maturity             %              %             Change          %             Change           %
-----------------------------------------------------------------------------------------------------------

3 months           5.03            5.19             .16          1.30             .11            5.31

1 year             5.68            5.49            -.19          1.62             .36            5.50

2 years            6.09            5.87            -.22          2.05             .72            4.50

5 years            6.45            6.21            -.24          2.72             .83            2.83

10 years           6.70            6.42            -.28          3.69             .85            0.34

30 years           6.92            6.64            -.28          5.35             .69           -2.26


       Yield Spreads (in basis points)

1 to 30 years      124             115              -9                            33

10 to 30 years      22              22               0                           -16
-----------------------------------------------------------------------------------------------------------

After posting the best return among G-7 country bonds in 1995, when measured in local currency, the benchmark U.S. Treasury return ranked last in 1996 (see table below). When measured in dollars, the U.S. benchmark fared better, outperforming the Japanese and German benchmark bonds.

                Ten-Year Government Bond Returns (local currency)
                                   and Yields
    ----------------------------------------------------------------------

                     4th Quarter 1996        1996               1996
      Country         Total Return       Total Return      Year End Yield
    ----------------------------------------------------------------------

      Italy                10.3%            31.2%               7.55%

      France                4.2             13.5                5.74

      Canada                7.6             12.4                6.39

      Germany               3.6              7.8                5.78

      UK                    3.1              7.2                7.51

      Japan                 2.1              7.1                2.75

      US                    3.7              0.3                6.42
    ----------------------------------------------------------------------


At present, the U.S. market seems attractive on a yield basis when compared to many foreign markets, especially as the dollar has shown good strength and resiliency.

The Portfolio

Fourth quarter activity in the Fund's portfolio centered on relative value within the Corporate market. Trades extended the maturity of the portfolio as we sought the better values along the yield curve. The Fund's duration increased outward from 5.6 years to nearly 6.0 years, while its average maturity increased to 14.6 years from 14.1 years. Cash was reduced from 2.8% in September to nearly 0% at year end. Because the yield curve improved by about 25 basis points, the extension to longer Corporates enhanced portfolio value for the quarter.

As in the previous quarter, the positive performance of the portfolio was due primarily to company selection within the Corporate sector, including a number of the below investment grade holdings. The graph below shows the sector weightings at the end of the quarter. Our corporate bond position increased to 66.1% of the portfolio, including the preferred issues. British Sky Broadcasting, ERP Operating LP (REIT), Celestica, Cole National, Newport New Shipbuilding, AK Steel, US Bancorp, Rogers Cantel, Walden Residential (REIT), and BankUnited were new names in the portfolio at quarter end, while Continental Cable, PT Alatief (Freeport McMoran), Loral, and Seagram were sold. Continental Cable was an especially successful holding, in that it was bought out by US West in November 1996, causing a large upgrade in quality. PT Alatief was another bond that had done its job. Originally purchased in April of 1994 at +300 basis points above Treasuries when below investment grade, it was sold at +104 basis points above Treasuries, providing a return of 15.6% above Treasuries for the holding period (37.8% vs. 22.2%). Both Loral and Seagram had also outperformed like maturity government bonds.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                      Percent of Portfolio as of 12/31/96

BAR CHART DATA:
        -----------------------------------------------------
        Cash                                          0%
        -----------------------------------------------------
        Treasury and Agency (Gov't)                 5.9
        -----------------------------------------------------
        Mortgage                                   23.2
        -----------------------------------------------------
        Asset-Backed                                4.0
        -----------------------------------------------------
        Industrial                                 35.2
        -----------------------------------------------------
        Communications & Cable                      7.0
        -----------------------------------------------------
        Utility                                     1.2
        -----------------------------------------------------
        Finance                                    22.7
        -----------------------------------------------------
        Foreign                                     0.8
        -----------------------------------------------------

The mortgage component of the portfolio increased slightly to 23.2% from 21.4% over the quarter, as we traded down in coupon. During the quarter we traded our previous mortgage holdings into the 7.5% coupon area, buying a mix of GNMA, FNMA, and FHLMC, 30-year pass-throughs. This step was taken to avoid prepayment risk and to improve the upside potential of the mortgage holdings in the portfolio.

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE

CHART DATA:

              Quality
             ----------------------------------------------
              Cash                                     6%
             ----------------------------------------------
              Government                              23%
             ----------------------------------------------
              AA                                       5%
             ----------------------------------------------
              A                                       11%
             ----------------------------------------------
              BBB                                     31%
             ----------------------------------------------
              BB                                      16%
             ----------------------------------------------
              B                                        8%
             ----------------------------------------------
                                                     100%
                                                     ----
                                                     ----

The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of year end, the Fund held 26.9% of its assets in these categories, up slightly from 26.3% three months before. 23.5% of the portfolio was below investment grade in terms of credit rating. The largest below investment grade position remained Borden Inc., a dairy and packaging company, at 2.0% of the total. Average quality for the overall portfolio was 'A-', with the quality breakdown shown in the pie graph above.

After enjoying a period of sustained recovery from the woes of two years ago, we sold our 3.5% commitment in U.S. dollar denominated Mexican Corporates. We felt that the risks entailed in a declining peso made these emerging market
Corporates too risky when compared to their remaining upside potential. Also reduced was the Fund's only foreign currency exposure, the Canadian Government long bonds, where we sold over half of our position, leaving just a 0.8% commitment. These Canadian bonds were a star performer in the portfolio during 1996.

We also sold our remaining structured note holding, the Student Loan Marketing Association (SLMA) note whose coupon depended inversely on German 5-year rates. This note was structured to have a minimum coupon of 4%. The coupon was reset to 4.84% and the note's price moved up close to par. Having reached our objective, we sold.

Portfolio Management Responsibilities and Team

Stephen A. Wohler, Vice President of the Fund, leads the Fund's portfolio management team, having assumed responsibility for day-to-day management in 1988. Stephen has over 16 years' experience managing fixed-income investments. Mark S. Boyadjian, C.F.A., a Vice President of the Fund, has been a member of the Fund's portfolio management team for over five years. Mark has nine years' experience in investment management and focuses on the mortgage sector of the portfolio. Kristin Bradbury, C.F.A., is responsible for quantitative analysis and trading for the portfolio. Kristin has 11 years of investment related experience.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the
Plan) for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. This Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page 22 of this report.

Thank You For Being A Shareholder

In summary, 1996 was a year of rising yields and slightly declining prices in the bond market, in general, which produced a below average bond market year. The Fund fared slightly better than its benchmark, turning in a credible performance and providing a dividend of $1.40 per share to shareholders, the same amount as the prior year. As we enter a year of slower growth and anticipated lower inflation, we are relatively optimistic about the outlook for fixed income securities. We have appreciated having you as a shareholder during this period and we look forward to working with you again this year.

Sincerely,

/s/John T. Packard                                 /s/Stephen A. Wohler
John T. Packard                                    Stephen A. Wohler
President                                          Vice President
                                                   Portfolio Manager of the Fund

February 7, 1997


This report is sent to shareholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 15% of total assets may be invested in securities which are restricted as to resale.

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20%--and be as to any one borrower more than 5%--of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and at the time of purchase, the Fund's obligations under such contracts may not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
December 31, 1996

                                                                      Principal    Market
                                                                      Amount($)*   Value($)
-------------------------------------------------------------------------------------------
INTERMEDIATE-TERM BONDS - 20.0%
(1 - 8 years)

U.S. TREASURY AND AGENCY -- 5.8%
      U.S. Treasury Note, 8.875%, 2/15/99 .........................   8,000,000   8,463,760
      U.S. Treasury Note, 9.125%, 5/15/99 .........................   2,900,000   3,098,911
                                                                                 ----------
                                                                                 11,562,671
                                                                                 ----------
CONSUMER DISCRETIONARY -- 1.6%
  Department and Chain Stores
      Federated Department Stores, Inc., senior note, 10%, 2/15/01    2,000,000   2,181,000
      Federated Department Stores, Inc., 8.5%, 6/15/03 ............   1,000,000   1,042,500
                                                                                 ----------
                                                                                  3,223,500
                                                                                 ----------
FINANCIAL -- 7.1%
  Banks -- 4.5%
      Conti Financial Corp., senior note, 8.375%, 8/15/03 .........   1,950,000   2,008,500
      First Nationwide Corp., 10.625%, 10/1/03 ....................   1,250,000   1,350,000
      Continental Bank, subordinated note, 12.5%, 4/1/01 ..........   3,000,000   3,632,700
      First USA Bank, global subordinated note, 7.65%, 8/1/03 .....   2,000,000   1,999,120
                                                                                 ----------
                                                                                  8,990,320
                                                                                 ----------
  Other Financial Companies -- 2.6%
      Olympic Financial Ltd., subordinated note, 13%, 5/1/00 ......   2,000,000   2,180,000
      Taubman Realty Group LP, medium-term note, 7.5%, 6/15/02 ....   3,000,000   3,026,250
                                                                                 ----------
                                                                                  5,206,250
                                                                                 ----------
SERVICE INDUSTRIES -- 1.1%
  Service Industries
      ADT Operations, senior subordinated note, 9.25%, 8/1/03 .....   2,000,000   2,145,000
                                                                                 ----------
MEDIA -- 2.6%
  Cable Television
      Rogers Cablesystems Ltd., senior secured note, 9.63%, 8/1/02    3,000,000   3,127,500
      Tele-Communications Inc., 8.25%, 1/15/03 ....................   2,000,000   2,019,660
                                                                                 ----------
                                                                                  5,147,160
                                                                                 ----------
ENERGY -- 1.8%
  Oil & Gas Production
      Forest Oil Corp., subordinated note, 11.25%, 9/1/03 .........     300,000     316,500
      Louis Dreyfus Natural Gas Corp., senior note,  9.25%, 6/15/04   3,000,000   3,210,300
                                                                                 ----------
                                                                                  3,526,800
                                                                                 ----------
      TOTAL INTERMEDIATE-TERM BONDS (Cost $38,554,969) ............              39,801,701
                                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                                                                                      Principal       Market
                                                                                     Amount ($)*     Value ($)
----------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 75.5%
(over 8 years)
U.S. TREASURY & AGENCY -- 22.8%
        Federal Home Loan Mortgage Corp., 7.5%, with various maturities to
        12/1/26 ...............................................................      15,150,000      15,164,090
        Federal National Mortgage Association,
        pass-thru certificate, 7.5%, with various
          maturities to 11/1/26 ...............................................      20,199,996      20,187,270
        Government National Mortgage Association, pass-thru
          certificate, 7.5%, 8/15/26 ..........................................       9,900,010       9,903,079
                                                                                                    -----------
                                                                                                     45,254,439
                                                                                                    -----------
FOREIGN GOVERNMENT -- 0.8%
        Government of Canada, 8%, 6/1/23 ......................................   CAD 2,000,000       1,623,042
                                                                                                    -----------
METALS & MINERALS -- 0.8%
  Steel & Metals
        AK Steel Holding Corp., 9.125%, 12/15/06 ..............................       1,500,000       1,541,250
                                                                                                    -----------
CONSTRUCTION -- 1.1%
  Building Materials
        USG Corp., senior note, 8.5%, 8/1/05 ..................................       2,000,000       2,090,000
                                                                                                    -----------
CONSUMER DISCRETIONARY -- 1.8%
  Hotels & Casinos -- 1.0%
        Marriott Corp., debenture, 9.38%, 6/15/07 .............................       2,000,000       1,985,500
                                                                                                    -----------
  Specialty Retail -- 0.8%
        Cole National Group, 9.875%, 12/31/06 .................................       1,500,000       1,545,000
                                                                                                    -----------
CONSUMER STAPLES -- 3.8%
  Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/21 .................................       4,000,000       3,963,400
        Coca Cola Co., Inc., debenture, 7.38%, 7/29/2093 ......................       3,500,000       3,563,385
                                                                                                    -----------
                                                                                                      7,526,785
                                                                                                    -----------
COMMUNICATIONS -- 2.6%
  Cellular Telephone
        Rogers Cantel Mobile Communications Inc., 9.375%, 6/1/08 ..............       1,000,000       1,050,000
        Teleport Communications Group Inc., senior note, 9.875%, 7/1/06 .......       2,000,000       2,135,000
        360 Communications Co., 7.5%, 3/1/06 ..................................       2,000,000       1,983,820
                                                                                                    -----------
                                                                                                      5,168,820
                                                                                                    -----------
FINANCIAL -- 16.1%
  Banks -- 7.2%
        ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093 ................       5,000,000       4,702,250
        Bank United Financial Corp., 10.25%, 12/31/26 .........................       1,500,000       1,503,750
        Royal Bank of Scotland, 7.375%, 4/29/49 ...............................       3,000,000       3,002,670

    The accompanying notes are an integral part of the financial statements.

                                                                                      Principal       Market
                                                                                     Amount ($)*     Value ($)
----------------------------------------------------------------------------------------------------------------
        U.S. Bancorp, 8.27%, 12/15/26 .........................................       5,000,000       5,120,000
                                                                                                    -----------
                                                                                                     14,328,670
                                                                                                    -----------
  Other Financial Companies -- 8.9%
        Commercial Credit Corp., debenture, 10%, 5/15/09 ......................       3,000,000       3,673,230
        ERP Operating L.P. Note, 7.57%, 8/15/26 ...............................       3,000,000       3,060,660
        Greentree Financial Corp., asset-backed, senior subordinated
          pass-thru certificate, Series 1993-4 B1, 7.2%, 1/15/19 ..............       8,000,000       7,893,750
        Meditrust SBI, 7.82%, 9/10/26 .........................................       3,000,000       3,108,510
                                                                                                    -----------
                                                                                                     17,736,150
                                                                                                    -----------
MEDIA -- 6.4%
  Broadcasting & Entertainment -- 4.2%
        News America Holdings Inc., 10.125%, 10/15/12 .........................       2,000,000       2,293,620
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/23 .......       2,000,000       1,708,880
        Time Warner Inc., debenture, 9.125%, 1/15/13 ..........................       4,000,000       4,366,800
                                                                                                    -----------
                                                                                                      8,369,300
                                                                                                    -----------
  Cable Television -- 2.2%
        British Sky Broadcasting Co., 7.3%, 10/15/06 ..........................       1,600,000       1,608,416
        Tele-Communications Inc., 7.875%, 2/15/26 .............................       3,000,000       2,683,380
                                                                                                    -----------
                                                                                                      4,291,796
                                                                                                    -----------
DURABLES -- 2.6%
  Aerospace -- 1.6%
        Lockheed Martin Corp., 7.2%, 5/1/36 ...................................       3,000,000       3,104,760
                                                                                                    -----------
  Miscellaneous -- 1.0%
        Newport News Shipbuilding Co. senior note, 9.25%, 12/1/06 .............       1,850,000       1,896,250
                                                                                                    -----------
ENERGY -- 11.2%
  Chemicals -- 1.5%
        Lyondell Petrochemical Co., note, 7.55%, 2/15/26 ......................       3,000,000       2,898,030
                                                                                                    -----------
  Oil & Gas Production -- 7.8%
        Coastal Corp., debenture, 9.625%, 5/15/12 .............................       3,000,000       3,577,230
        Lasmo U.S.A. Inc., note, 8.375%, 6/1/23 ...............................       3,000,000       3,071,340
        Nuevo Energy Co., senior subordinated note, 9.5%, 4/15/06 .............       2,000,000       2,125,000
        Saga Petroleum A.S., note, 9.125%, 7/15/14 ............................       3,000,000       3,333,960
        Unocal Corp., debenture, 9.4%, 2/15/11 ................................       3,000,000       3,494,490
                                                                                                    -----------
                                                                                                     15,602,020
                                                                                                    -----------
  Oil Companies -- 1.9%
        Atlantic Richfield, medium-term note, 9.88%, 3/1/16 ...................       3,000,000       3,755,640
                                                                                                    -----------
MANUFACTURING -- 3.4%
  Diversified Manufacturing -- 2.3%
        Borden Chemicals and Plastics L.P., note, 9.5%, 5/1/05 ................       2,000,000       2,040,000
        Tenneco Inc., debenture, 10.2%, 3/15/08 ...............................       2,000,000       2,468,400
                                                                                                    -----------
                                                                                                      4,508,400
                                                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                                                                      Principal       Market
                                                                                     Amount ($)*     Value ($)
----------------------------------------------------------------------------------------------------------------
  Industrial Specialty -- 1.1%
        Celestica International Inc., 10.5%, 12/31/06 .........................       1,500,000       1,575,000
        Pierce Leahy Corp., senior subordinated note, 11.125%, 7/15/06                  500,000         546,250
                                                                                                    -----------
                                                                                                      2,121,250
                                                                                                    -----------
TRANSPORTATION -- 0.9%
  Airlines
        American Airlines, Inc., medium-term note, 10.45%, 3/10/11 ............       1,500,000       1,813,440
                                                                                                    -----------
UTILITIES -- 1.2%
  Natural Gas Distributors
        ANR Pipeline, debenture, 9.625%, 11/1/21 ..............................       2,000,000       2,424,320
                                                                                                    -----------

        TOTAL LONG-TERM BONDS (Cost $147,976,867)                                                   149,584,862
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.9%


FINANCIAL
  Real Estate
        Federal  Realty  Investment  Trust,  convertible  bond,
          5.25%,  10/28/03  (Cost $1,630,625) .................................       2,000,000       1,825,000
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%


FINANCIAL
  Real Estate
        Walden Residential Properties, Inc. Warrants (expire 1/1/02) ..........          80,000          96,000
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%


FINANCIAL
  Real Estate
        United Dominion Realty Trust Inc., "A", 9.25% (Cost $2,000,000) .......          80,000       2,110,000
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%


FINANCIAL
  Real Estate
        Walden Residential Properties, Inc. (Cost $2,000,000) .................          80,000       1,910,000
                                                                                                    -----------
----------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                       Market
                                                                                                      Value ($)
----------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO -- 98.4% (Cost $192,162,461) (a) ...........                      195,327,563
        OTHER ASSETS AND LIABILITIES, NET -- 1.6% .............................                        3,138,259
                                                                                                     -----------
        NET ASSETS -- 100.0% ..................................................                      198,465,822
                                                                                                     ===========

----------
 (a) The cost for federal income tax purposes was $192,162,461. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $3,165,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,660,620 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,495,518.

 *       Principal amount is stated in U.S. dollars unless otherwise specified.

         Currency abbreviations used in this portfolio:
         CAD  Canadian Dollar

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


ASSETS
   Investments, at market (identified cost $192,162,461)
      (Note A) .........................................................                       $  195,327,563
   Cash ................................................................                                9,568
   Receivables:
         Interest and dividends receivable .............................                            3,331,768
                                                                                               --------------
                                                            Total Assets                          198,668,899

LIABILITIES
   Accrued management fee (Note B) .....................................       $    80,558
   Other accrued expenses ..............................................           122,519
                                                                               -----------
                                                       Total Liabilities                              203,077
                                                                                               --------------
      NET ASSETS, at market value ......................................                       $  198,465,822
                                                                                               ==============

NET ASSETS Net assets consist of:
      Undistributed net investment income ..............................                       $       64,006
      Net unrealized appreciation (depreciation) on:
         Investments ...................................................                            3,165,102
         Foreign currency related transactions .........................                                  (52)
      Accumulated net realized loss ....................................                           (3,371,701)
      Paid-in capital ..................................................                          198,608,467
                                                                                               --------------
      NET ASSETS, at market value ......................................                       $  198,465,822
                                                                                               ==============

Net Asset Value Per Share ($198,465,822 / 10,158,937 shares of common stock outstanding, $.001 par value, 30,000,000
   shares authorized) ..................................................                               $19.54
                                                                                                       ======

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 1996


INVESTMENT INCOME
   Income:
      Interest ..........................................................                       $  15,155,803
      Dividends .........................................................                             292,813
                                                                                                -------------
                                                                                                   15,448,616

   Expenses:
      Management and investment advisory fee (Note B) ...................       $  959,376
      Directors' fees and expenses (Note B) .............................           79,001
      Transfer agent and dividend disbursing agent fees .................          110,388
      Reports to shareholders ...........................................           93,315
      Reincorporation ...................................................           70,000
      Auditing ..........................................................           58,782
      State franchise tax ...............................................           26,668
      Legal .............................................................           21,509
      Custodian fees ....................................................           19,259
      Other .............................................................           69,523          1,507,821
                                                                               -----------      -------------
                                                    Net Investment Income                          13,940,795
                                                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from:
      Investments .......................................................                           2,327,877
      Foreign currency related transactions .............................                               2,324
                                                                                                -------------
                                                                                                    2,330,201
                                                                                                -------------
   Net unrealized depreciation during the period on:
      Investments .......................................................                          (6,065,251)
      Foreign currency related transactions .............................                                 (52)
                                                                                                -------------
                                                                                                   (6,065,303)
                                                                                                -------------
   Net loss on investments ..............................................                          (3,735,102)
                                                                                                -------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................................                       $  10,205,693
                                                                                                =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Years Ended December 31,
                                                                           -------------------------------

INCREASE (DECREASE) IN NET ASSETS                                              1996               1995
                                                                           ------------       ------------
Operations:
Net investment income ................................................     $ 13,940,795       $ 14,339,953
Net realized gain from investment transactions .......................        2,330,201             20,961
Net unrealized appreciation (depreciation) on investment and
   foreign currency related transactions during the period ...........      (6,065,303)         22,105,681
                                                                           ------------       ------------
Net increase in net assets resulting from operations .................       10,205,693         36,466,595
                                                                           ------------       ------------
Dividends to shareholders from net investment income .................      (14,163,424)       (14,069,861)
                                                                           ------------       ------------
Fund share transactions:
   Reinvestment of dividends from net investment income ..............        1,176,267          1,168,280
                                                                           ------------       ------------
Increase (decrease) in net assets ....................................      (2,781,464)         23,565,014
Net assets at beginning of period ....................................      201,247,286        177,682,272
                                                                           ------------       ------------
Net assets at end of period (accumulated undistributed net
   investment income of $64,006 and $206,477,
   respectively) .....................................................     $198,465,822       $201,247,286
                                                                           ============       ============

Other Information
Increase in Fund shares
Shares outstanding at beginning of period ............................       10,091,241         10,024,589
Shares issued to shareholders in reinvestment of dividends
   from net investment income ........................................           67,696             66,652
                                                                           ------------       ------------
Shares outstanding at end of period ..................................       10,158,937         10,091,241
                                                                           ============       ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data (a) for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                                                      Years Ended December 31,
                                                        ----------------------------------------------------
                                                         1996       1995        1994        1993       1992
                                                        ----------------------------------------------------
Net asset value, beginning of period ...............    $19.94     $17.72      $20.13      $19.30     $19.17
                                                        ------     ------      ------      ------     ------
Income from investment operations:
  Income ...........................................      1.53       1.57        1.51        1.68       1.84
  Operating expenses ...............................      (.15)      (.14)       (.14)       (.15)      (.15)
                                                        ------     ------      ------      ------     ------
  Net investment income ............................      1.38       1.43        1.37        1.53       1.69
  Net realized and unrealized
   gain (loss) .....................................      (.38)      2.19       (2.42)        .84        .47
                                                        ------     ------      ------      ------     ------
Total from investment operations ...................      1.00       3.62       (1.05)       2.37       2.16
                                                        ------     ------      ------      ------     ------
Dilution resulting from the rights offering ........       --         --         --           --        (.36)
Less distributions:
  From net investment income .......................     (1.40)     (1.40)      (1.36)      (1.54)     (1.67)
                                                        ------     ------      ------      ------     ------
Net asset value, end of period .....................    $19.54     $19.94      $17.72      $20.13     $19.30
                                                        ======     ======      ======      ======     ======
Per share market value, end of period ..............    $17.38     $18.00      $15.75      $19.75     $20.88
                                                        ======     ======      ======      ======     ======
Price range on New York Stock Exchange for
  each share of Common Stock outstanding
  during the period (Unaudited):
  High .............................................    $19.50     $19.13      $20.25      $22.38     $21.00
  Low ..............................................    $16.75     $15.75      $15.25      $19.25     $19.00
Total Investment Return
  Per share market value (%) .......................      4.54      23.69      (13.54)       2.02      17.98
  Per share net asset value (%) (b) ................      6.08      21.78       (4.51)      12.47      11.67
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............       198        201         178         200        191
Ratio of operating expenses to
  average net assets (%) ...........................       .76        .73         .71         .73        .75
Ratio of net investment income to
  average net assets (%) ...........................      7.07       7.45        7.28        7.53       8.69
Portfolio turnover rate (%) ........................      92.1       76.4       137.0       122.8      137.6

----------
(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The dilution resulting from the rights offering in 1992 has been treated as a distribution for the total return calculation. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

Note A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. On July 11, 1996, the shareholders approved the Fund's change of domicile (the "Reincorporation") from Delaware to Maryland. The Reincorportation became effective on July 23, 1996 and was done to reduce franchise fees paid by the Fund.

     Significant accounting policies are summarized as follows:

     Valuation of Investments-Portfolio debt securities with remaining maturities greater than sixty days upon purchase are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, or if the Adviser does not believe that the value supplied by the pricing agent represents fair market value, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less upon purchase are valued at amortized cost. Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund.

     Foreign Currency Translations-The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

     Federal Income Taxes-The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

     As of December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $3,372,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($1,124,000) and December 31, 2003 ($2,248,000), the respective expiration dates, whichever occurs first.

     Distribution of Income and Gains-Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
     (GAAP). These differences relate primarily to investments in mortgage backed securities and foreign denominated securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Other-Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management and Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and .40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the year ended December 31, 1996, the fee pursuant to the Agreement amounted to $959,376.

None of the Directors are affiliated with the Adviser. For the year ended December 31, 1996, Directors' fees and expenses aggregated $79,001.

Note C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 1996, purchases and sales of investment securities other than direct U.S. government obligations and short-term investments aggregated $177,379,870 and $174,178,641, respectively. Purchases of direct U.S. government obligations aggregated $535,703.

     Report of Ernst & Young LLP,
     Independent Auditors

     To the Shareholders and Board of Directors
     Montgomery Street Income Securities, Inc.
     San Francisco, California

     We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP
     Boston, Massachusetts
     January 20, 1997

TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

In many states the amount of income you received from direct obligations of the U.S. Government is exempt from your state income taxes. Of the Montgomery Street Income Securities, Inc.'s dividend from ordinary income, 6.02% was derived from direct obligations of the U.S. Government.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Montgomery Street account, please call 1-800-426-5523.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   All registered shareholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered shareholders, on request or on becoming registered shareholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. State Street Bank and Trust Company is the agent (the "Plan Agent") for shareholders who elect to participate in the Plan.

   If a shareholder chooses to participate in the Plan, the shareholder's dividends and capital gains distributions will be promptly invested, automatically increasing the shareholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the shareholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the shareholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the shareholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the shareholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the shareholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Shareholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the shareholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. Although subject to change, shareholders are currently charged $1 for each Voluntary Cash Investment.

   Shareholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the shareholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, shareholders may request the Plan Agent to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to shareholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.